                                                                     EXHIBIT 4.1

                FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

      THIS FIRST AMENDMENT, dated as of March 15, 2004 (this "AMENDMENT"), is made to the Credit and Guaranty Agreement dated as of April 17, 2003 (as amended , amended and restated, supplemented or otherwise modified from time to time, the "AGREEMENT"), entered into among TESORO PETROLEUM CORPORATION, a Delaware corporation (the "COMPANY"), certain subsidiaries of the Company as guarantors (the "GUARANTORS"), the various financial institutions from time to time lender parties thereto (the "LENDERS"), GOLDMAN SACHS CREDIT PARTNERS L.P., as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), and GOLDMAN SACHS CREDIT PARTNERS L.P., as sole lead arranger, sole bookrunner and syndication agent. All capitalized terms used but not otherwise defined herein shall have the meanings assigned in the Agreement, as amended by this Amendment

      RECITALS. The Company has requested that the Agreement be amended (i) to permit the Company to make Restricted Payments for the purpose of redeeming the outstanding principal balance of its 9% senior subordinated notes due 2008, and paying related accrued interest and expenses, including premiums, pursuant to a distinct exception to the Agreement's covenant that restricts the making of Restricted Payments, (ii) in partial consideration therefor, to extend the period pursuant to which the Company cannot voluntarily prepay any Term Loans (other than with Equity Proceeds as therein expressly provided) to July 15, 2004, and (iii) to make such other changes, in each case, as set forth herein. No provision of this Amendment is, however, intended to have any of the effects that are enumerated at Section 13.05(b) or Section 13.05(c) of the Agreement. Subject to the terms and conditions of this Amendment, the Lenders and the Administrative Agent are willing to enter into this Amendment. NOW, THEREFORE, in consideration of the premises, the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, Guarantors, Lenders and Administrative Agent agree as follows:

      SECTION 1. AMENDMENTS TO AGREEMENT.

      a. SECTION 2.10(b). Section 2.10(b) of the Agreement is hereby amended by deleting each use of the phrase "April 15, 2004" set forth therein (but, for the avoidance of doubt, not deleting any use of the phrase "April 15, 2005" or "April 15 , 2006" set forth therein), and in lieu thereof, substituting the phrase "July 15, 2004"; and for greater certainty, Section 2.10(b) of the Agreement is amended and restated to read in its entirety as follows:

      "(b) Term Loan Call Protection.

            (i) The Company may not voluntarily prepay the Term Loans prior to July 15, 2004, except that the Company may make such prepayment with Equity Proceeds as set forth in this clause (i). In the event that for any reason the Term Loans are voluntarily prepaid prior to July 15, 2004, the Company shall pay the Lenders a prepayment premium equal to a percentage of the principal amount of the Term Loans being prepaid, such percentage equal to the lesser of (1) the applicable per annum interest rate pursuant to Section 2.05(a)(i) for the day on which such prepayment shall occur and
      (2) the applicable per annum interest rate pursuant to Section 2.05(a)(ii) for a one month Interest Period beginning on the day on which such prepayment shall occur; provided that:

                  (A) prior to July 15, 2004, the Company shall not be permitted to prepay the Term Loans having a principal amount greater than 35% of the aggregate principal amount of Term Loans extended under this Agreement since the Closing Date;

                  (B) the Company may elect to make such prepayment only with the net cash proceeds of one or more Equity Offerings; and

                  (C) each such prepayment must occur within 90 days of the closing of such Equity Offering.

            (ii)In the event that for any reason the Term Loans are voluntarily prepaid on or after July 15, 2004, the Company shall pay to Lenders a prepayment premium equal to the percentage set forth below opposite the period in which such prepayment shall occur multiplied by the principal amount of the Term Loans being prepaid. Term Loans may be prepaid without prepayment premium after April 15, 2006.

Year Ending on     Percentage
April 15, 2005       3.00%
April 15, 2006       1.00%

      b. SECTION 5.07. Section 5.07 of the Agreement is amended as follows:

            (i) in clause (c) of the first paragraph of Section 5.07, the "or" before "(xii)" in the fourth line thereof is deleted and replaced with a comma, and such "(xii)" is followed by "or (xiii)"; and as a result thereof (and for greater certainty), the parenthetical beginning in the 3rd line thereof and ending in the 4th line thereof is amended and restated to read in its entirety as follows: "(excluding Restricted Payments permitted by clauses (ii), (iii), (iv), (v), (vi), (viii), (x),
      (xi), (xii) or (xiii) of the next succeeding paragraph)";

            (ii) in the 2nd paragraph of Section 5.07, the "and" before clause
      (xii) will be deleted, and a new clause will be added after such clause
      (xii) and before the phrase "provided, further" to read in its entirety as follows: "and (xiii) the redemption by the Company prior to its stated maturity of all of the outstanding principal amount of the Company's outstanding 9% senior subordinated notes due 2008, plus accrued and unpaid interest and premiums and all other fees and expenses incurred in connection therewith and all other related payment therewith and thereon;"; and

            (iii) the final clause of the second paragraph of Section 5.07, which begins "provided, further", shall be amended to read in its entirety as follows: "provided, further, that with respect to clauses (ii), (iii),
      (v), (vi), (vii), (viii), (x), (xi), (xii) and (xiii) above, no Default or Event of Default shall have occurred and be continuing."

      SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to each Lender and the Administrative Agent that, as of the date hereof, (i) the representations and warranties contained in Article IV of the Agreement and in the other Term Loan Documents to which it or any of the other Obligors is a party (except to the extent such representations and warranties relate solely to an earlier date, in which case, such representations and warranties are true and correct in all material respects as of such respective earlier dates) are true and correct in all material respects and (ii) no Event of Default has occurred and is continuing.

      SECTION 3. EFFECTIVENESS. This Amendment shall become effective upon the execution of one or more counterparts hereof by the Company and the Requisite Lenders. Upon such execution and delivery of this Amendment, the Agreement shall be amended in accordance herewith, and this Amendment shall form a part of the Agreement for all purposes.

      SECTION 4. AGREEMENT REMAINS IN FULL FORCE AND EFFECT. Except as amended by this Amendment, all provisions in the Agreement shall remain in full force and in effect and in all respects are ratified and confirmed. For greater certainty, the parties (i) confirm that the amendments effected by this Amendment, and the payment by the Company and the receipt by the Lenders of a fee in respect of the consent of the Lenders to such amendments, are not intended by the parties to (a) discharge, rescind, cancel or extinguish all or any part of the indebtedness represented by the outstanding Term Loans or (b) effect a novation, reissuance or disposition of the indebtedness represented by the outstanding Term Loans or to create a new indebtedness in respect of the indebtedness represented by the outstanding Term Loans and (ii) ratify, confirm and continue (a) all Liens and other benefits granted by them pursuant to the Security Documents for the security of the Term Loan Obligations, as valid and subsisting Liens and benefits, and (b) all guarantee obligations hereunder, as valid and subsisting obligations.

      SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts and by facsimile, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

      SECTION 6. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF.

      SECTION 7. SEVERABILITY. In case any provision in, or obligation under, any Term Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligation, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

      SECTION 8. ENTIRE AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER TERM LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                    [SIGNATURES BEGIN IN THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

                                         TESORO PETROLEUM CORPORATION

                                         /s/ Gregory A. Wright
                                         ---------------------------------------
                                         Name: Gregory A. Wright
                                         Title: Executive Vice President and
                                                Chief Financial Officer

                                         DIGICOMP INC., as Guarantor
                                         FAR EAST MARITIME COMPANY, as
                                         Guarantor
                                         GOLD STAR MARITIME COMPANY, as
                                         Guarantor
                                         KENAI PIPE LINE COMPANY, as
                                         Guarantor
                                         SMILEY'S SUPER SERVICE, INC., as
                                         Guarantor
                                         TESORO ALASKA PIPELINE COMPANY, as
                                         Guarantor
                                         TESORO AVIATION COMPANY,as Guarantor
                                         TESORO FINANCIAL SERVICES HOLDING
                                         COMPANY, as Guarantor
                                         TESORO HAWAII CORPORATION as
                                         Guarantor
                                         TESORO HIGH PLAINS PIPELINE
                                         COMPANY, as Guarantor
                                         TESORO MARINE SERVICES HOLDING
                                         COMPANY, as Guarantor
                                         TESORO MARINE SERVICES, LLC., as
                                         Guarantor
                                             BY: Tesoro marine Services Holding
                                             Company, as sole member
                                         TESORO MARITIME COMPANY, as Guarantor
                                         TESORO NORTHSTORE COMPANY, as
                                         Guarantor
                                         TESORO PETROLEUM COMPANIES, INC. as
                                         Guarantor
                                         TESORO REFINING AND MARKETING
                                         COMPANY, as Guarantor
                                         TESORO TECHNOLOGY COMPANY, as
                                         Guarantor
                                         TESORO TRADING COMPANY, as Guarantor
                                         VICTORY FINANCE COMPANY, as Guarantor

                                          /s/ Gregory A. Wright
                                         ---------------------------------------
                                         Name: Gregory A. Wright
                                         Title:Executive Vice President and
                                               Chief Financial Officer

                                         TESORO GAS RESOURCES COMPANY, INC., as
                                         Guarantor
                                         TESORO VOSTOK COMPANY, as Guarantor
                                         TESORO WASATCH, LLC, as Guarantor
                                            BY: Tesoro Petroleum Corporation,
                                            as sole member

                                         By:   /s/ G. Scott Spendlove
                                            ------------------------------------
                                         Name: G. Scott Spendlove
                                         Title:Vice President, Finance and
                                               Treasurer

                                         GOLDMAN SACHS CREDIT PARTNERS L.P., as
                                         administrative agent

                                         /s/ ILLEGIBLE
                                         ---------------------------------------
                                         Name: ILLEGIBLE
                                         Title: ILLEGIBLE

                   LENDERS' SIGNATURES ON THE FOLLOWING PAGES

                       SANKATY HIGH YIELD PARTNERS II, L.P.
                       as a Lender

                       By: /s/ DIANE J. EXTER
                           ----------------------------------------
                           Name : DIANE J. EXTER
                           Title: MANAGING DIRECTOR
                                  PORTFOLIO MANAGER

                  (Amendment No. 1 to Tesoro Credit Agreement)

                       Sankaty Advisors, LLC as Collateral
                       Manager for AVERY POINT CLO,
                       LTD., as Term Lender
                       as a Lender

                       By: /s/ DIANE J. EXTER
                          ---------------------------------------
                          Name : DIANE J. EXTER
                          Title: MANAGING DIRECTOR
                                 PORTFOLIO MANAGER

                  (Amendment No. 1 to Tesoro Credit Agreement)

                       HARBOURVIEW CLO V, LTD.
                       as a Lender

                       By: /s/ Lisa Chaffee
                           ------------------------------------------
                           Name : Lisa Chaffee
                           Title: Manager

                   (Amendment No. 1 to Tesoro Credit Agreement)

                       HARBOURVIEW CLO IV, LTD.
                       as a Lender

                       By: /s/ Lisa Chaffee
                           ----------------------------------------------
                           Name : Lisa Chaffee
                           Title: Manager

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                         OPPENHEIMER SENIOR FLOATING RATE
                                         FUND
                                         as a Lender

                                         By: /s/ Lisa Chaffee
                                             ----------------------------------
                                             Name:  Lisa Chaffee
                                             Title: Manager

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                         SUNAMERICA SENIOR FLOATING RATE
                                         FUND INC.
                                         BY: STANFIELD CAPITAL PARTNERS LLC
                                         AS SUBADVISOR

                                   as a Lender

                                   By: /s/ Christopher E. Jansen
                                       ---------------------------------------
                                       Name: Christopher E. Jansen
                                       Title: Managing Partner

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                         TRS CALLISTO, LLC
                                         as a Lender

                                         By /s/ Deborah O'Keeffe
                                            ------------------------------------
                                            Name: Deborah O'Keeffe
                                            Title: Vice President

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                         STANFIELD QUATTRO CLO, LTD.
                                    By: STANFIELD CAPITAL PARTNERS LLC
                                         AS ITS COLLATERAL MANAGER

                                         as a Lender

                                         By: /s/ Christopher E. Jansen
                                             -----------------------------------
                                             Name: Christopher E. Jansen
                                             Title: Managing Partner

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                             WINDSOR LOAN FUNDING, LIMITED
                                         BY: STANFIELD CAPITAL PARTNERS LLC
                                               AS ITS INVESTMENT MANAGER

                                     as a Lender

                                      By: /s/ Christopher E. Jansen
                                          -------------------------------------
                                          Name: Christopher E. Jansen
                                          Title: Managing Partner

                   (Amendment No. 1 to Tesoro Credit Agreement)

                                            STANFIELD ARBITRAGE CDO, LTD.
                                         BY: STANFIELD CAPITAL PARTNERS LLC
                                              AS ITS COLLATERAL MANAGER

                                      as a lender

                                      By: /s/ Christopher E. Jansen
                                          -------------------------------------
                                          Name: Christopher E. Jansen
                                          Title: Managing Partner

                   (Amendment No. 1 to Tesoro Credit Agreement)

                                      Stanfield CLO Ltd.
                              By:Stanfield Capital Partners LLC
                                  as its Collateral Manager

                        as a Lender

                        By: /s/ Christopher E. Jansen
                            ---------------------------------------
                            Name: Christopher E. Jansen
                            Title: Managing Partner

                  (Amendment No. 1 to Tesoro Credit Agreement)

                            STEIN ROE & FARNHAM CLO I LTD.

                            By:Columbia Management Advisors,Inc.
                            (f/k/a Stein Roe & Farnham Incorporated)
                            As Portfolio Manager

                        as a Lender

                        By: /s/ James R. Fellows
                            ----------------------------------------
                            Name: James R. Fellows
                            Title: Sr. Vice President & Portfolio Manager

                  (Amendment No. 1 to Tesoro Credit Agreement)

                            COLUMBIA FLOATING RATE
                            LIMITED LIABILITY COMPANY
                           (f/k/a Stein Roe Floating Rate Limited Liability
                            Company)

                            By: Columbia Management Advisors, Inc.,
                            As Advisors
                        as a Lender

                        By: /s/ James R. Fellows
                            ---------------------------------------
                            Name: James R. Fellows
                            Title: Sr. Vice President & Portfolio Manager

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                   AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                   BY:AIG GLOBAL INVESTMENT CORP.
                                   AS INVESTMENT ADVISOR
                                   as a Lender


                                   By: /s/ Steven S. Oh
                                       ----------------------------------
                                       Name: Steven S. Oh
                                       Title: Managing Director

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                        GALAXY CLO 1999-1, LTD.
                                        BY:AIG GLOBAL INVESTMENT CORP.
                                        AS COLLATERAL MANAGER
                                        As a Lender


                                        By: /s/ Steven S. Oh
                                            -----------------------------------
                                            Name: Steven S. Oh
                                            Title: Managing Director

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                     GALAXY CLO 2003-1, LTD.
                                     BY: AIG GLOBAL INVESTMENT CORP.
                                     AS INVESTMENT ADVISOR
                                     as a Lender


                                     By: /s/ Steven S. Oh
                                         -----------------------------------
                                         Name: Steven S. Oh
                                         Title: Managing Director

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                     NUVEEN SENIOR INCOME FUND, as a
                                     Lender

                                     By: Symphony Asset Management LLC


                                     By: /s/ Lenny Mason
                                         -----------------------------------
                                         Name: Lenny Mason
                                         Title: Portfolio Manager

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                     CITICORP INSURANCE AND
                                     INVESTMENT TRUST
                                     as a Lender

                                     BY TRAVELERS ASSET MANAGEMENT
                                     INTERNATIONAL COMPANY, LLC


                                     By: /s/ ALLEN CANTRELL
                                         ----------------------------------
                                         Name: ALLEN CANTRELL
                                         TItle: INVESTMENT OFFICER

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                 CITIGROUP INVESTMENTS CORPORATE
                                 LOAN FUND, INC.

                                 By: Travelers Asset Management International
                                 Company LLC


                                 By: /s/ Roger Yee
                                     -----------------------------------
                                     Name: Roger Yee
                                     Title: Vice President

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                             MONUMENT CAPITAL LIMITED
                                             as a Lender


                                             By: /s/ Robert Bayer
                                                 -------------------------
                                                 Name: Robert Bayer
                                                 Title: Vice President

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                             NEW ALLIANCE GLOBAL CDO, LIMITED
                                             as a Lender


                                             By: /s/ Robert Bayer
                                                 --------------------------
                                                 Name: Robert Bayer
                                                 Title: Vice President

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                        ALLSTATE LIFE INSURANCE COMPANY

                                        as a Lender

                                        By: /s/ CHRIS GOERGEN
                                            -------------------------------
                                            Name: Chris Goergen
                                            Title: Senior Portfolio Manager

                                        By: /s/ JERRY D. ZINKULA
                                            -------------------------------
                                            Name: Jerry D. Zinkula
                                            Title: Managing Director

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                          AIMCO CDO SERIES 2000-A

                                          as a Lender


                                          By: /s/ CHRIS GOERGEN
                                              -------------------------------
                                              Name: Chris Goergen
                                              Title: Senior Portfolio Manager

                                          By: /s/ JERRY D. ZINKULA
                                              -------------------------------
                                              Name: Jerry D. Zinkula
                                              Title: Managing Director

          (Amendment No. 1 to Tesoro Credit Agreement)

                                         AIMCO CLO SERIES 2001-A

                                         as a lender


                                         By: /s/ CHRIS GOERGEN
                                             -------------------------------
                                             Name:  Chris Goergen
                                             Title: Senior Portfolio Manager

                                         By: /s/ JERRY D. ZINKULA
                                             -------------------------------
                                             Name: Jerry D. Zinkula
                                             Title: Managing Director

                  (Amendment No. 1 to Tesoro Credit Agreement)

                        AMMC CDO II, LIMITED
                        By:  American Money Management Corp.,
                             as Collateral Manager
                             as a Lender

                        By: /s/ David P. Meyer
                            -----------------------------------
                            Name: David P. Meyer
                            Title: Vice President

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                                ORIX FUNDING LLC
                                                as a Lender


                                                By: /s/ Ann E. Morris
                                                    -----------------------
                                                    Name: ANN E.MORRIS
                                                    Title: ASST VICE PRESIDENT

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                      BEAR STEARNS INVESTMENT PRODUCTS INC.
                                      as a Lender


                                      By: /s/ Richard Bram Smith
                                          -------------------------------
                                          Name: Richard Bram Smith
                                          Title: Vice President

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                       SIERRA CLO I
                                       as a Lender


                                       By: /s/ John M. Casparian
                                           ----------------------------------
                                           Name: John M. Casparian
                                           Title: Chief Operating Officer
                                                  Centre Pacific, Manager

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                        TRUMBULL THC
                                        as a Lender


                                        By: /s/ Koren E. Sumser
                                            -----------------------------
                                            Name: Koren E. Sumser
                                            Title: Vice President

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                              ELT LTD.
                                              as a Lender


                                              By: /s/ ANN E. MORRIS
                                                  -----------------------
                                                  Name: ANN E. MORRIS
                                                  Title: AUTHORIZED AGENT

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                       THE TRAVELERS INSURANCE COMPANY
                                       as a Lender


                                       By: /s/ ALLEN CANTRELL
                                           ----------------------------------
                                           Name: ALLEN CANTRELL
                                           Title: INVESTMENT OFFICER

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                 COLUMBIA FLOATING RATE
                                 ADVANTAGE FUND
                                 (f/k/a Liberty Floating Rate Advantage Fund)

                                 By: Columbia Management Advisors, Inc.,
                                 As Advisor

                              as a Lender


                              By: /s/ James R. Fellows
                                  ----------------------------------
                                  Name: James R. Fellows
                                  Title: Sr. Vice President & Portfolio Manager

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                          SRF TRADING, INC.
                                          as a Lender


                                          By: /s/ ANN E. MORRIS
                                              ----------------------------
                                              Name: ANN E. MORRIS
                                              Title: ASST VICE PRESIDENT

                  (Amendment No. 1 to Tesoro Credit Agreement)

                            AURUM CLO 2002-1 LTD.

                            By: Columbia Management Advisors, Inc.
                            (f/k/a Stein Roe & Farnham Incorporated),
                            As Investment Manager

                        as a Lender


                        By: /s/ James R. Fellows
                            ------------------------------------
                            Name: James R. Fellows
                            Title: Sr. Vice President & Portfolio Manager

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                       SRF 2000, INC.
                                       as a Lender


                                       By: /s/ ANN E. MORRIS
                                           ---------------------------
                                           Name: ANN E. MORRIS
                                           Title: ASST VICE PRESIDENT

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                    CSAM Funding III
                                    as a Lender

                                    By: /s/ Andrew H. Marshak
                                        -------------------------
                                        Name: Andrew H. Marshak
                                        Title: Authorized Signatory

                   (Amendment No. 1 to Tesoro Credit Agreement)

                                    BLUE SQUARE FUNDING LIMITED SERIES 3
                                    as a Lender

                                    By: /s/ Jennifer DiPasquale
                                        -------------------------
                                        Name: Jennifer DiPasquale
                                        Title: Assistant Vice President

                   (Amendment No. 1 to Tesoro Credit Agreement)

                                    FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR
                                    FLOATING RATE HIGH INCOME FUND
                                    as a Lender

                                    By: /s/ Mark Osterheld
                                        ----------------------------
                                        Name:  Mark Osterheld
                                        Title: Assistant Treasurer

                   (Amendment No. 1 to Tesoro Credit Agreement)

                                    First Dominion Funding II
                                    as a Lender

                                    By: /s/ Andrew H. Marshak
                                        ----------------------
                                        Name: Andrew H. Marshak
                                        Title: Authorized Signatory

                   (Amendment No. 1 to Tesoro Credit Agreement)

                                    First Dominion Funding III
                                    as a Lender

                                    By: /s/ Andrew H. Marshak
                                        ----------------------
                                        Name: Andrew H. Marshak
                                        Title: Authorized Signatory

                   (Amendment No. 1 to Tesoro Credit Agreement)

                                    FOOTHILL INCOME TRUST, L.P.
                                    as a Lender
                                    By: FIT GP, LLC its general partner

                                    By: /s/ Dennis Ascher
                                        ----------------------
                                        Name: Dennis Ascher
                                        Title: Managing Member

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                    FRANKLIN CLO III, LIMITED
                                    as a Lender

                                    By: /s/ Richard Hsu
                                        --------------------
                                        Name:  Richard Hsu
                                        Title: Vice President

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                    FRANKLIN FLOATING RATE TRUST
                                    as a Lender

                                    By: /s/ Richard Hsu
                                        ---------------------
                                        Name: Richard Hsu
                                        Title: Asst. Vice President

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                    FRANKLIN FLOATING RATE MASTER
                                    SERIES
                                    as a Lender

                                    By: /s/ Richard Hsu
                                        ----------------------------
                                        Name:  Richard Hsu
                                        Title: Asst. Vice President

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                    FRANKLIN CLO II, LIMITED
                                    as a Lender

                                    By: /s/ Richard Hsu
                                        ----------------------------
                                        Name: Richard Hsu
                                        Title: Vice President

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                    FRANKLIN FLOATING RATE DAILY
                                    ACCESS FUND
                                    as a Lender

                                    By: /s/ Richard Hsu
                                        ----------------------------
                                        Name: Richard Hsu
                                        Title: Asst. Vice President

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                    HIGHLAND LEGACY LIMITED
                                    BY: HIGHLAND CAPITAL MANAGEMENT, L.P.
                                    AS COLLATERAL MANAGER
                                    as a Lender

                                    By: /s/ Todd Travers
                                        --------------------
                                        Name: Todd Travers
                                        Title: Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                    ELF FUNDING TRUST I
                                    BY: HIGHLAND CAPITAL MANAGEMENT, L.P.
                                    AS COLLATERAL MANAGER
                                    as a Lender

                                    By: /s/ Todd Travers
                                        --------------------
                                        Name: Todd Travers
                                        Title: Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                    GLENEAGLES TRADING LLC
                                    as a Lender

                                    By: /s/ Ann E. Morris
                                        --------------------------
                                        Name:  ANN E. MORRIS
                                        Title: ASST VICE PRESIDENT

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                    RESTORATION FUNDING CLO, LTD.
                                    BY: HIGHLAND CAPITAL MANAGEMENT, L.P.
                                    AS COLLATERAL MANAGER
                                    as a Lender

                                    By: /s/ Todd Travers
                                        -----------------------------
                                        Name: Todd Travers
                                        Title: Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                    Emerald Orchard Limited
                                    as a Lender

                                    By: /s/ Stacey Malek
                                        -------------------------------------
                                        Name: STACEY MALEK
                                        Title: ATTORNEY IN FACT

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                    HCM US LOANS MAC 43, LTD.
                                    BY: HIGHLAND CAPITAL MANAGEMENT, L.P.
                                    AS PORTFOLIO MANAGER
                                    as a Lender

                                    By: /s/ Todd Travers
                                        -------------------------------
                                        Name: Todd Travers
                                        Title: Senior Portfolio Manager
                                               Highland Capital Management, L.P.

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                 HIGHLAND LOAN FUNDING V, LTD.
                                 BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.
                                 AS COLLATERAL MANAGER
                                 as a Lender

                                 By: /s/ Todd Travers
                                     -------------------------------------
                                     Name: Todd Travers
                                     Title: Senior Portfolio Manager
                                            Highland Capital Management, L.P.

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                    Toronto Dominion (New York),  Inc.
                                    as a Lender

                                    BY: /s/ Stacey Malek
                                        ----------------------
                                        Name:  STACEY MALEK
                                        Title:  VICE PRESIDENT

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                    KZH RIVERSIDE LLC

                                    BY: /s/ Susan Lee
                                        -------------------------
                                        Name: SUSAN LEE
                                        Title: AUTHORIZED AGENT

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                    KZH SOLEIL LLC

                                    By: /s/ Susan Lee
                                        --------------------------------
                                        Name: SUSAN LEE
                                        Title: AUTHORIZED AGENT

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                     KZH SOLEIL-2 LLC

                                     By : /s/ SUSAN LEE
                                          --------------------------------------
                                          Name: SUSAN LEE
                                          Title: AUTHORIZED AGENT

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                     CONTINENTAL CASUALTY COMPANY
                                     as a Lender

                                     By: /s/ Marilou R. McGirr
                                         ---------------------------------------
                                         Name: Marilou R. McGirr
                                         Title: Vice President and Assistant
                                                Treasurer


                  (Amendment No. 1 to Tesoro Credit Agreement)

                                     CONTINENTAL ASSURANCE COMPANY ON
                                     BEHALF OF ITS SEPARATE  ACCOUNT (E)
                                     as a Lender

                                     By: /s/ Marilou R. McGirr
                                         ---------------------------------------
                                         Name: Marilou R. McGirr
                                         Title: Vice President and Assistant
                                                Treasurer


                  (Amendment No. 1 to Tesoro Credit Agreement)

Longhorn CDO (Cayman) LTD
By: Merrill Lynch Investment Managers, L.P.
    as Investment Advisor

By: /s/ Omar Jama
    ---------------------------------
        Omar Jama
        Authorized Signatory

Longhorn CDO II, LID.
By: Merrill Lynch Investment Managers, L.P.
    as Investment Advisor

By: /s/ Omar Jama
    ---------------------------------
        Omar Jama
        Authorized Signatory

Longhorn CDO III, LTD.
By: Merrill Lynch Investment Managers, L.P.
    as Investment Advisor

By: /s/ Omar Jama
    ---------------------------------
        Omar Jama
        Authorized Signatory

MERRILL LYNCH PRIME RATE PORTFOLIO
By: Merrill Lynch Investment Managers, L.P.
    as Investment Advisor

By: /s/ Omar Jama
    ---------------------------------
        Omar Jama
        Authorized Signatory

Master Senior Floating Rate Trust

By: /s/ Omar Jama
    ---------------------------------
        Omar Jama
        Authorized Signatory

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                     METROPOLITAN LIFE INSURANCE
                                     COMPANY
                                     as a Lender

                                     By: /s/ JAMES R. DINGLER
                                         ---------------------------------------
                                         Name: James R. Dingler
                                         Title: Director

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                     MADISON AVENUE CDO IV LTD. BY:
                                     METROPOLITAN LIFE INSURANCE
                                     COMPANY, AS COLLATERAL MANAGER
                                     as a Lender

                                     By: /s/ JAMES R. DINGLER
                                         ---------------------------------------
                                         Name: James R. Dingler
                                         Title: Director

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                     MORGAN STANLEY PRIME INCOME TRUST
                                     as a Lender

                                     By: /s/ Elizabeth Bodisch
                                         ---------------------------------------
                                         Name: Elizabeth Bodisch
                                         Title: Authorized Signatory

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                     NATEXIS BANQUES POPULAIRES
                                     as a Lender

                                     By: /s/ Daniel Payer
                                         ---------------------------------------
                                         Name: Daniel Payer
                                         Title: Vice President

                                     By: /s/ Louis P. Laville
                                         ---------------------------------------
                                         Name: Louis P. Laville, III
                                         Title: Vice President and Group Manager

                  (Amendment No. 1 to Tesoro Credit Agreement)

                                     CLYDESDALE CLO 2003 LTD.
                                     as a Lender

NOMURA CORPORATE RESEARCH            By: /s/ Richard W. Stewart
AND ASSET MANAGEMENT INC.,               ---------------------------------------
          AS                             Name: Richard W. Stewart
        AGENT                            Title: Managing Director

                  (Amendment No. 1 to Tesoro Credit Agreement)